UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2008

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA 98101-1693
(Address of principal executive offices, including zip code)

(800) 973.6223
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 26, 2008, the Federal Home Loan Bank of Seattle (the "Seattle Bank") issued a News Release regarding the acquisition by JPMorgan Chase, in a transaction facilitated by the Federal Deposit Insurance Corporation, of substantially all of the assets, all of the deposits, and certain liabilities of Washington Mutual Bank of Henderson, Nevada. The transaction included the transfer of the Seattle Bank's member, Washington Mutual Bank, FSB of Park City, Utah, a wholly-owned subsidiary of Washington Mutual Bank. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the News Release, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 News Release dated September 26, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: September 26, 2008	By: /s/ Vincent Beatty
Name: Vincent Beatty Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No. Description

99.1 News Release dated September 26, 2008.